                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             President and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, President and a director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-147912 and related File No. 333-69793), Registered Fixed Account Option (File No. 333-156933 and related File Nos. 333-147911, 333-138472, 333-132230, 333-120754,
333-49462, 333-113268, 333-104087, 333-84176 and any new shares registered),
MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804, 333-64862 and any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2009.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-147912 and related File No. 333-69793), Registered Fixed Account Option (File No. 333-156933 and related File Nos. 333-147911, 333-138472, 333-132230, 333-120754, 333-49462,
333-113268, 333-104087, 333-84176 and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255,
333-83076, 333-83072, 333-51804, 333-64862 and any new shares registered), Fixed
Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233,
333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                        /s/ William J. Mullaney
                                        ----------------------------------------
                                        William J. Mullaney

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-147912 and related File No. 333-69793), Registered Fixed Account Option (File No. 333-156933 and related File Nos. 333-147911, 333-138472, 333-132230, 333-120754, 333-49462,
333-113268, 333-104087, 333-84176 and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255,
333-83076, 333-83072, 333-51804, 333-64862 and any new shares registered), Fixed
Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233,
333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                        /s/ Lisa M. Weber
                                        ----------------------------------------
                                        Lisa M. Weber

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-147912 and related File No. 333-69793), Registered Fixed Account Option (File No. 333-156933 and related File Nos. 333-147911, 333-138472, 333-132230, 333-120754, 333-49462, 333-113268, 333-104087, 333-84176
and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804,
333-64862 and any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                        /s/ Stanley J. Talbi
                                        ----------------------------------------
                                        Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-147912 and related File No. 333-69793), Registered Fixed Account Option (File No. 333-156933 and related File Nos. 333-147911, 333-138472, 333-132230, 333-120754, 333-49462, 333-113268, 333-104087, 333-84176
and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804,
333-64862 and any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2009.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.